FGT3 P3 09/18

SUPPLEMENT DATED SEPTEMBER 26, 2018

TO THE PROSPECTUS DATED DECEMBER 1, 2017

OF

FRANKLIN GLOBAL TRUST

(Franklin International Growth Fund)

  The Franklin International Growth Fund Prospectus is amended as follows:

I.  Coleen Barbeau, Senior Vice President and Director of Equity Portfolio Management and a portfolio manager of the Fund, will be retiring effective December 31, 2018. Effective January 1, 2019, it is anticipated that she will no longer be a portfolio manager of the Fund, and Mr. John Remmert and Donald G. Huber will remain co-lead portfolio managers.

II. Effective January 1, 2019, the portfolio management team under the “FUND SUMMARIES – Franklin International Growth Fund – Portfolio Managers” section on page 8 is replaced with the following:

Portfolio Managers

Donald G. Huber, CFA   Portfolio Manager of FT Institutional and portfolio manager of the Fund since 2014.

 John Remmert   Portfolio Manager for FT Institutional and portfolio manager of the Fund since March 2018.

III. Effective January 1, 2019, the portfolio management team under the “FUND DETAILS – Franklin International Growth Fund – Management” section beginning on page 23 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in international securities. The portfolio managers of the team are as follows:

Donald G. Huber, CFA   Portfolio Manager of FT Institutional

Mr. Huber has been a lead portfolio manager of the Fund since 2014. He joined Franklin Templeton in 2002.

John Remmert   Portfolio Manager of FT Institutional

Mr. Remmert has been co-lead portfolio manager of the Fund since March 2018. He joined Franklin Templeton in 2002.

As co-lead portfolio managers, Messer’s. Huber and Remmert are jointly and primarily responsible for the investments of the Fund. They have authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your Prospectus for future reference.